SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          July 16, 1998



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)

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Item 5.         Other Events
-------         ------------

                On July 16, 1998, the Company announced that net income for the quarter ended June 30, 1998 totaled $60.4 million or $.20 per share, down from $75.6 million or $.25 per share in the year-ago quarter. Net sales for the same period were $861.5 million, versus $972.7 million in the same quarter in 1997, down 10 percent in local currency or 11 percent in U.S. dollars.

                The second quarter was negatively impacted by a $72 million reduction in sales to Toys "R" Us, a $28 million decrease related to discontinued product lines, and a negative exchange impact of $16 million.

                For the first half of 1998, net income was $73.1 million or $.23 per share, down from $80.7 million or $.26 per share in the 1997 first half before a 1997 first quarter charge of $275 million related to the integration of Tyco into Mattel and the related Mattel restructuring. Sales for the six months ended June 30, 1998 were $1.57 billion, versus $1.67 billion for the same period in 1997, down four percent in local currency and six percent in U.S. dollars.

                                       MATTEL, INC. AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENTS OF INCOME

                                                           FOR THE                      FOR THE
                                                      THREE MONTHS ENDED            SIX MONTHS ENDED
                                                  -------------------------    -------------------------
                                                   June 30,       June 30,      June 30,       June 30,
(In thousands, except per share amounts)             1998           1997          1998        1997(a)(b)
----------------------------------------          ----------     ----------    ----------     ----------
Net Sales                                         $  861,526     $  972,656    $1,566,690     $1,666,176
  Cost of sales                                      456,778        513,819       838,024        884,528
                                                  ----------     ----------    ----------     ----------
Gross Profit                                         404,748        458,837       728,666        781,648

  Advertising and promotion expenses                 109,875        131,713       207,956        234,339
  Other selling and administrative expenses          190,689        192,707       374,480        377,993
  Integration/restructuring costs (c)                      -              -             -        275,000
  Other expense, net                                   3,942          7,959        11,840         15,841
                                                  ----------     ----------    ----------     ----------
Operating Profit (Loss)                              100,242        126,458       134,390       (121,525)
  Interest expense                                    15,625         18,514        32,017         38,150
                                                  ----------     ----------    ----------     ----------
Income (Loss) Before Income Taxes                     84,617        107,944       102,373       (159,675)
  Provision (benefit) for income taxes                24,233         32,310        29,320        (30,685)
                                                  ----------     ----------    ----------     ----------
Net Income (Loss)                                     60,384         75,634        73,053       (128,990)
  Less: dividends on convertible preferred stock       1,990          2,837         3,980          5,677
                                                  ----------     ----------    ----------     ----------
Net Income (Loss) Applicable to Common Shares     $   58,394     $   72,797    $   69,073     $ (134,667)
                                                  ==========     ==========    ==========     ==========

   Net Income (Loss) Per Share - Basic            $     0.20     $     0.25    $     0.24     $    (0.46)
                                                  ==========     ==========    ==========     ==========
Average Number of Common Shares
  Outstanding - Basic                                293,433        291,737       293,242        290,069
                                                  ==========     ==========    ==========     ==========

   Net Income (Loss) Per Share - Diluted          $     0.20     $     0.25    $     0.23     $    (0.46)
                                                  ==========     ==========    ==========     ==========

Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted            297,720        296,609       297,943        290,069
                                                  ==========     ==========    ==========     ==========


                                 MATTEL, INC. AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED BALANCE SHEETS


                                                    June 30,       June 30,       Dec. 31,
(In thousands)                                        1998           1997           1997
--------------                                    -----------    -----------    -----------
ASSETS
  Cash                                            $   151,949    $    58,989    $   694,947
  Accounts receivable, net                          1,249,205      1,315,815      1,091,416
  Inventories                                         627,534        552,463        428,844
  Prepaid expenses and other current assets           255,288        194,962        246,529
                                                  -----------    -----------    -----------
    Total current assets                            2,283,976      2,122,229      2,461,736

  Property, plant and equipment, net                  607,659        618,351        601,597
  Other assets                                        785,317        826,842        740,458
                                                  -----------    -----------    -----------
    Total Assets                                  $ 3,676,952    $ 3,567,422    $ 3,803,791
                                                  ===========    ===========    ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
  Short-term borrowings                           $   191,454    $   164,991    $    17,468
  Current portion of long-term liabilities             12,341        231,708         13,659
  Accounts payable and accrued liabilities            725,528        739,238        939,562
  Income taxes payable                                147,101        120,033        202,735
                                                  -----------    -----------    -----------
    Total current liabilities                       1,076,424      1,255,970      1,173,424

  Long-term debt                                      143,297        169,579        155,036
  Medium-Term notes                                   520,500        380,000        520,500
  Other long-term liabilities                         134,540        117,715        132,761
  Shareholders' equity                              1,802,191      1,644,158      1,822,070
                                                  -----------    -----------    -----------
    Total Liabilities and Shareholders' Equity    $ 3,676,952    $ 3,567,422    $ 3,803,791
                                                  ===========    ===========    ===========

(a) Consolidated results are restated for the March 1997 merger with Tyco Toys, Inc.
(b) Income per share for the six months ended June 30, 1997, before the $0.72 per share effect of the merger-related nonrecurring charge of $210 million after taxes, was $0.26 per share.
(c) Represents a nonrecurring charge for transaction, integration and restructuring costs related to the Tyco merger.  The related tax benefit of $65 million is included in the provision for income taxes.

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

                               SIGNATURES
                               ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Robert Normile
                                                  -----------------------------
                                                  Robert Normile
                                                  Vice President, Associate
        Date: July 16, 1998                       General Counsel and Secretary
        -------------------
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